State of Delaware                                                    Exhibit 1.2

Office of the Secretary of State                                          PAGE 1



     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "VAN KAMPEN FUNDS INC." AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF INCORPORATION, FILED THE FIRST DAY OF NOVEMBER, A.D. 1974, AT 10 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, FILED THE SECOND DAY OF DECEMBER, A.D. 1974, AT 10 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "V. K. SAUERMAN & ASSOCIATES, INC." TO "VAN KAMPEN SAUERMAN INC.", FILED THE TWENTY-FIRST DAY OF AUGUST, A.D. 1975, AT 10 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "VAN KAMPEN SAUERMAN INC." TO "VAN KAMPEN FILKIN & MERRITT INC.", FILED THE TENTH DAY OF MARCH, A.D. 1980, AT 1 O'CLOCK P.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "VAN KAMPEN FILKIN & MERRITT INC." TO "VAN KAMPEN MERRITT INC.", FILED THE FIRST DAY OF DECEMBER, A.D. 1981, AT 10 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "VAN KAMPEN

                  --------------------------------------------
                  Harriet Smith Windsor, Secretary of State

0806749  8100H    AUTHENTICATION: 1261619

010360322         DATE: 07-25-01



State of Delaware

Office of the Secretary of State                                          PAGE 2

MERRITT INC." TO "VAN KAMPEN/AMERICAN CAPITAL DISTRIBUTORS,

INC.", FILED THE TWENTY-FIRST DAY OF DECEMBER, A.D. 1994, AT

2:30 O'CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE THIRTIETH DAY OF DECEMBER,

A.D. 1994, AT 10 O'CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF

THE AFORESAID CERTIFICATE OF MERGER IS THE FIRST DAY OF JANUARY, A.D. 1995.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "VAN

KAMPEN/AMERICAN CAPITAL DISTRIBUTORS, INC." TO "VAN KAMPEN

AMERICAN CAPITAL DISTRIBUTORS, INC.", FILED THE THIRD DAY OF

FEBRUARY, A.D. 1995, AT 2 O'CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "VAN KAMPEN

AMERICAN CAPITAL DISTRIBUTORS, INC." TO "VAN KAMPEN FUNDS INC.",

FILED THE THIRTEENTH DAY OF JULY, A.D. 1998, AT 11:30 O'CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID

CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE

AFORESAID CORPORATION.

                  Harriet Smith Windsor, Secretary of State

0806749  8100H    AUTHENTICATION: 1261619
010360322         DATE: 07-25-01




         CERTIFICATE OF INCORPORATION
                      OF
         V. K. SAUERMAN ASSOCIATES, INC.

                  * * * * *

     1.   The name of the corporation is

             V. K. SAUERMAN & ASSOCIATES, INC.

     2. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. The total number of shares of stock which the corporation shall have authority to issue is one thousand (1,000) and the par value of each of such shares is One Hundred Dollars ($100.00) amounting in the aggregate to One Hundred Thousand Dollars ($100,000.00).

     5.   The name and mailing address of each incorporator is as follows:


                NAME                       MAILING ADDRESS

                M. A. Brzoska     100 West Tenth Street
                                  Wilmington, Delaware 19801

                W. J. Reif        100 West Tenth Street
                                  Wilmington, Delaware 19801

                R. F. Andrews     100 West Tenth Street
                                  Wilmington, Delaware 19801

     6.   The corporation is to have perpetual existence.

     7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

     8. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this lst day of November, 1974.

================================


CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

     V. K. Sauerman & Associates, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

     RESOLVED, that the Certificate of Incorporation of V. K. Sauerman & Associates, Inc. be amended by changing the Article thereof numbered "4" so that, as amended, said Article shall be and read as follows:

     "The total number of shares of stock which the corporation shall have authority to issue is twenty-five hundred (2,500) and the par value of each share is One Hundred Dollars ($100.00) amounting in the aggregate to Two Hundred Fifty Thousand Dollars ($250,000.00)."

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said V. K. Sauerman & Associates, Inc. has caused this certificate to be signed by Donald E. Sauerman, its President and attested by Robert D. Van Kampen, its Secretary, this 22nd day of November, 1974.

                                               V. K. SAUERMAN & ASSOCIATES, INC.

                                                            By: ________________
                                                                       President

                                                        ATTEST: ________________
                                                                       Secretary





CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

 * * * * *

     V. K. SAUERMAN & ASSOCIATES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY.

     FIRST. That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

     RESOLVED, that the Certificate of Incorporation of V. K. SAUERMAN & ASSOCIATES, INC. be amended by changing the Article thereof numbered "1." so that, as amended, said Article shall be and read as follows:

     "1. The name of the corporation is VAN KAMPEN SAUERMAN INC."

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of section 228 of The General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of The General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said V. K. SAUERMAN & ASSOCIATES, INC. has caused this certificate to be signed by Donald E. Sauerman its President, and attested by Daniel J. Little, its Assistant Secretary, this 20th day of August, 1975.

                                               V. K. SAUERMAN & ASSOCIATES, INC.

                                                            By: ________________
                                                              Donald E. Sauerman
                                                                       President

                                                                         ATTEST:

                                                            By _________________
                                                                Daniel J. Little
                                                             Assistant Secretary



CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

     VAN KAMPEN FILKIN & MERRITT INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

          RESOLVED, that the Certificate of Incorporation of VAN KAMPEN FILKIN & MERRITT INC. be amended by changing the One Article thereof so that, as amended, said Article shall be and read as follows:

               "l. The name of the corporation is: VAN KAMPEN MERRITT INC."

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of sections 242 and 228 of the General Corporation Law of the State of Delaware.


         IN WITNESS WHEREOF, said VAN KAMPEN FILKIN & MERRITT

INC. has caused this certificate to be signed by Robert D.

Van Kampen, its President, and attested by David J. Allen,

its Secretary, this ______ day of _________________, 1981.

                                                VAN KAMPEN FILKIN & MERRITT INC.


                                                           By __________________
                                                 Robert D. Van Kampen, President

                                                                         ATTEST:

                                                           By __________________
                                                                 David J. Allen,
                                                                       Secretary




CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

  * * * * *

     VAN KAMPEN SAUERMAN, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

               RESOLVED, that the Certificate of Incorporation of VAN KAMPEN SAUERMAN, INC. be amended by changing the first article thereof so that, as amended, said article shall be and read as follows:

               1.   The name of the corporation is:

                    VAN KAMPEN FILKIN & MERRITT INC.

     SECOND: That in lieu of a meeting and vote of shareholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of section 223 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said VAN KAMPEN SAUERMAN INC. has caused this certificate to be signed by Robert D. Van Kampen, its President, and attested by Richard L. Kessler, its Secretary, this 29th day of February, 1980.

                                                        VAN KAMPEN SAUERMAN INC.

                                                      By: ______________________
                                                                       President

                                                  ATTEST: ______________________
                                                                       Secretary





                  CERTIFICATE 0F AMENDMENT
                  OF THE
                  CERTIFICATE OF INCORPORATION
                  OF
                  VAN KAMPEN MERRITT INC.

                  Under Section 242 of the
                  Delaware General Corporation Law

     Van Kampen Merritt Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation") hereby certifies that:

     1. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 1, 1974.

     2. The Certificate of Incorporation of the Corporation is hereby amended, as authorized by Section 242 of the Delaware General Corporation Law, to change the name of the Corporation to "Van Kampen/American Capital Distributors, Inc."

     3. To effect such amendment, the first Article of the Certificate of Incorporation of the Corporation is hereby amended to read as follows:

               "1. The name of the Corporation is VAN KAMPEN/AMERICAN CAPITAL
                   DISTRIBUTORS, INC."

     4. The foregoing amendment of the Certificate of Incorporation of the Corporation has been duly adopted in accordance with Sections 228 and 242 of the Delaware General Corporation Law, by unanimous written consent of the Board of Directors and of the Sole Stockholder of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by Ronald A. Nyberg, its Executive Vice President, and attested by Scott E. Martin, its Secretary, this ______ day of December, 1994.

                                                --------------------------------
                                                                Ronald A. Nyberg
                                                        Executive Vice President

                                                                         Attest:

                                               ---------------------------------
                                                           Name: Scott E. Martin
                                                                       Secretary



CERTIFICATE OF MERGER
of
VAN KAMPEN/AMERICAN CAPITAL MARKETING, INC.
(A Texas Corporation)
into
VAN KAMPEN/AMERICAN CAPITAL DISTRIBUTORS, INC.
(A Delaware Corporation)

     The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

     FIRST: That an agreement of merger between the parties to the merger has been approved adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Sections 252 of the General Corporation Law of the State of Delaware and Article 5.01 of the Texas Business Corporation Act, respectively.

     SECOND: That the surviving corporation of the merger is Van Kampen/American Capital Distributors, Inc., and the Certificate of Incorporation of Van Kampen/American Capital Distributors, Inc. shall be the Certificate of Incorporation of the surviving corporation.

     THIRD: That in accordance with the agreement of merger, the merger shall become effective as of 12:01 A.M. on January 1, 1995.

     FOURTH: That the executed agreement of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

     FIFTH: That a copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

                                  VAN KAMPEN/AMERICAN CAPITAL DISTRIBUTORS, INC.
                                                   f/k/a VAN KAMPEN MERRITT INC.

                                          By ___________________________________
                                                          Name: Ronald A. Nyberg
                                                 Title: Executive Vice President



CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
VAN KAMPEN/AMERICAN CAPITAL DISTRIBUTORS, INC.

     Under Section 242 of the Delaware General Corporation Law

     Van Kampen/American Capital Distributors, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation") hereby certifies that:

     1. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 1, 1974.

     2. The Certificate of Incorporation of the Corporation is hereby amended, as authorized by Section 242 of the Delaware General Corporation Law, to change the name of the Corporation to "Van Kampen American Capital Distributors, Inc."

     3. To effect such amendment, the first Article of the Certificate of Incorporation of the Corporation is hereby amended to read as follows:

               "1. The name of the Corporation is VAN KAMPEN AMERICAN CAPITAL
                   DISTRIBUTORS, INC."

     4. The foregoing amendment of the Certificate of Incorporation of the Corporation has been duly adopted in accordance with Sections 228 and 242 of the Delaware General Corporation Law, by unanimous written consent of the Board of Directors and of the Sole Stockholder of the Corporation.

                  IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by Ronald A. Nyberg, its Executive Vice President, and attested by Scott E. Martin, its Secretary, this _____ day of January, 1995.

                                                --------------------------------
                                                                Ronald A. Nyberg
                                                        Executive Vice President

                                                                         Attest:

                                                  ------------------------------
                                                                 Scott E. Martin
                                                                       Secretary



CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.

     Van Kampen American Capital Distributors, Inc. (the "Corporation"), a corporation organized and existing under and virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said Corporation, by the unanimous written consent of its members, filed with the minutes of the board, duly adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

               RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the FIRST Article thereof so that, as amended said Article shall be and read as follows:

                    "The name of the Corporation shall be Van Kampen Funds Inc."

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given "unanimous" written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That said amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its Executive Vice President, this 11th day of July, 1998.

                                                      By _______________________
                                      Ronald A. Nyberg, Executive Vice President